UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No .)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12

BROADWIND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADWIND, INC.

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025

The following information relates to the proxy statement of Broadwind, Inc. filed with the Securities and Exchange Commission on April 2, 2025 (the “Proxy Statement”), in connection with the 2025 Annual Meeting of Stockholders to be held at 8:00 a.m. Central Daylight Time on May 15, 2025, virtually at www.virtualshareholdermeeting.com/BWEN2025, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. All capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed to correct an inadvertent technical error in two places with regard to the number of shares of common stock (“Common Stock”) reported as outstanding on March 27, 2025 (the “Record Date”). The Proxy Statement previously included a blank bracket (i.e., [ ● ]) for the number of shares of Common Stock outstanding as of the Record Date when it should have provided that there were 22,463,307 shares of Common Stock outstanding as of the Record Date. This change affects the disclosure as related to the shares of Common Stock outstanding as of the Record Date as reported on page 4 of the Proxy Statement under the heading “What constitutes a quorum at the Annual Meeting?” and the disclosure as related to the shares of Common Stock outstanding as of the Record Date in footnote (1) of the table included under the heading “Security Ownership of Certain Beneficial Owners and Management” on pages 9-10 of the Proxy Statement.

This Supplement also is being filed to correct an inadvertent technical error in the number of shares of Common Stock reported as held by the Broadwind, Inc. Employees’ 401(k) Plan (the “401(k) Plan”) as of the Record Date. The Proxy Statement previously stated that 1,402,880 shares of Common Stock were beneficially owned by the 401(k) Plan as of the Record Date and that “[1,493,697] shares of Common Stock” were held by the 401(k) Plan as of the Record Date (including the shares held by executive officers) when there were actually 1,383,143 shares of Common Stock beneficially owned by the 401(k) Plan as of the Record Date and 1,473,960 shares of Common Stock held by the 401(k) Plan as of the Record Date (including the shares held by executive officers). This change affects the beneficial ownership number presented in the table, and the disclosure in footnote (3) to such table, included under the heading “Security Ownership of Certain Beneficial Owners and Management” on pages 9-10 of the Proxy Statement.

The printed version of the Proxy Statement and the version of the Proxy Statement hosted at the website address provided in the Notice of Internet Availability included the corrected information set forth in this Supplement. Except as amended by information contained in this Supplement, all information set forth in the Proxy Statement remains unchanged. This Supplement does not reflect any other events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events. From and after the date of this Supplement, any references to the “Proxy Statement” in the proxy materials for the Annual Meeting are to the Proxy Statement as supplemented by this Supplement.

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As corrected, the disclosure as related to the shares of Common Stock outstanding as of the Record Date on page 4 of the Proxy Statement should read as follows:

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of voting power of the shares of our Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, 22,463,307 shares of our Common Stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The Common Stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any shares of our Common Stock are entitled to cumulative voting rights. Shares represented virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

Proxies received but marked “abstain” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held by my broker, bank, and/or other nominee? What is a ‘broker non-vote?” below.

As corrected, the disclosures on pages 9-10 under the heading “Security Ownership of Certain Beneficial Owners and Management” should read as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our Common Stock by:

●	Each person known to us to beneficially own 5% or more of our Common Stock;

●	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”

●	Each of our directors (including nominees); and

●	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our Common Stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group (1)	Shares	Percentage
5% Beneficial Owners and Other Selling Stockholders
Grace & White, Inc. (2)	1,986,599	8.8%
Broadwind Inc. Employees' 401(k) (3)	1,383,143	6.2%

Executive Officers and Directors
Eric B. Blashford	529,860	2.4%
Philip J. Christman	110,560	*
Thomas A. Ciccone	82,919	*
Jeanette A. Press	32,195	*
David P. Reiland	181,542	*
Daniel E. Schueller	174,598	*
Sachin M Shivaram	82,894	*
Cary B. Wood	129,702	*
All current executive officers and directors as a group (9 persons)	1,447,723	6.4%

*      Less than 1%.

(1)   Based on 22,463,307 shares of our Common Stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)  Based solely on information contained in a Schedule 13G/A filed on February 5, 2025 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 537,331 shares and sole dispositive power with respect to 1,986,599 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(3) Based on information contained in a Schedule 13G/A filed on February 9, 2024 by Delaware Charter Guarantee & Trust Company dba Principal Directed Trust Company as Trustee for the Broadwind, Inc. Employees’ 401(k) Plan, as updated as of the Record Date based on the records available to the Company. The shares of Common Stock held by executive officers are deducted from this amount and included in their respective share counts. As of the Record Date, the Broadwind, Inc. Employees’ 401(k) Plan holds 1,473,960 shares of Common Stock (including the shares held by executive officers).

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